STRATEGIC GLOBAL INCOME FUND, INC.                             SEMIANNUAL REPORT



                                                                   July 15, 2000

Dear Shareholder,

We are pleased to present you with the semiannual report for Strategic Global Income Fund, Inc. ("the Fund") for the six-month period ended May 31, 2000.

MARKET REVIEW

Developed bond markets, as measured by the Salomon Smith Barney World Government Bond Index (WGBI) gained 3.63% on a U.S. dollar, currency-hedged basis over the six-month period ended May 31, 2000. Because of the general strength of the U.S. dollar over the period, developed bond markets lost 2.58% measured in U.S. dollars on an unhedged basis.

Emerging market debt outperformed developed market bonds during the reporting period, as it had during most of the previous year. As measured by the J.P. Morgan Emerging Market Bond Index Plus (EMBI+), emerging markets gained 6.91%.

High returns on defaulted Soviet debt exerted a strong influence on the EMBI+ return over the six-month period; Latin credits averaged more modest returns.

Over the period, growth prospects improved for most of the worlds developed economies. Unemployment rates trended down and capacity utilization rates trended higher. Growing resource constraints combined with higher commodity prices, most notably oil, caused modest acceleration of inflation rates.

In government bond markets in Europe and the United States, yield curves flattened considerably as short-term interest rates rose significantly while long-term yields fell. Another consequence of strong economic growth was rapid improvement in government fiscal balances at the same time that private credit demand was robust. In Europe and the United States this caused supply/demand dynamics to improve in favor of government securities. As a result, the yield spread of corporate bonds compared to government bonds widened over the period.

----------------------------------------
Strategic Global Income Fund, Inc.

Investment Goals:
Primarily, high current
Income; secondarily, capital
appreciation

Portfolio Manager:
Stuart Waugh
Mitchell Hutchins Asset
Management Inc.

Commencement:
February 3, 1992

NYSE Symbol:
SGL

Dividend Payments:
Monthly
----------------------------------------

SEMIANNUAL REPORT                             STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 5/31/00

Net Asset Value Returns+                       Fund      Lipper Median*
--------------------------------------------------------------------------------
6 Months                                       1.29%         -0.24%
1 Year                                         3.13           0.37
5 Years                                        7.61           4.87
Since Inception 2/3/92                         6.89           5.38
--------------------------------------------------------------------------------


Market Price Returns+                          Fund      Lipper Median*
--------------------------------------------------------------------------------
6 Months                                       3.51%         -1.34%
1 Year                                        -2.88          -6.36
5 Years                                        8.39           4.10
Since Inception 2/3/92                         5.28           2.88
--------------------------------------------------------------------------------

+ Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investors shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

* Lipper Global Income Funds Median. Lipper Peer Group data calculated by Lipper Inc.; used with permission. Lipper total return methodology compares a funds NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The new net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.

Share Price, Dividend and Yield                               5/31/00++
--------------------------------------------------------------------------------
Market Price                                                   $  9.75
Net Asset Value                                                $ 12.13
6-Month Dividend                                               $0.6029
May 2000 Dividend                                              $0.1023
Market Yield                                                     12.59%
NAV Yield                                                        10.12%
IPO Yield                                                         8.18%
--------------------------------------------------------------------------------

+ Market yield is calculated by multiplying the current months distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the current months distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the current months distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.

STRATEGIC GLOBAL INCOME FUND, INC.                            SEMI ANNUAL REPORT



PORTFOLIO POSITIONING

During the period our investment outlook and strategy remained unchanged, and there were few significant changes to the portfolio. Several of the Funds holdings reached predefined sell-price targets and we reduced those positions. We lowered the Funds exposure to Europe by about seven percentage points and raised its U.S. exposure about the same amount. Portfolio credit quality increased slightly as a result of reducing the Funds position in Mexico and investing in Malaysia, which has a higher credit rating.

PORTFOLIO CHARACTERISTICS



Asset Allocation*                       5/31/00                                             11/30/99
----------------------------------------------------------------------------------------------------
Investment Grade Debt                     70.0%     Investment Grade Debt                      69.9%
Noninvestment Grade Debt                  23.3      Noninvestment Grade Debt                   27.4
Cash & Equivalents                         1.0      Cash & Equivalents                          0.0
Other Assets in Excess of Liabilities      5.7      Other Assets in Excess of Liabilities       2.7
----------------------------------------------------------------------------------------------------
Total                                    100.0      Total                                     100.0



Currency Exposure*                           5/31/00                11/30/99
--------------------------------------------------------------------------------
U.S. Dollar                                    64.3%                  59.5%
Foreign Currency                               35.7                   40.5
--------------------------------------------------------------------------------
Total                                         100.0                  100.0



Characteristics*                             5/31/00                 11/30/99
--------------------------------------------------------------------------------
Weighted Average Maturity                       8.8 yrs.               9.1 yrs.
Weighted Average Duration                       4.5 yrs.               4.3 yrs.
Net Assets ($mm)                             $232.7                 $247.9
--------------------------------------------------------------------------------


OUTLOOK
================================================================================
GLOBAL ECONOMY

We believe the scenario most likely to develop over the next 12 months is for the U.S. economy to slow modestly while overseas economies continue to accelerate. Inflation pressures appear to remain controlled, although mild wage pressures are emerging in the United States.

If inflation remains low, then continued growth need not imply much higher bond yields in the United States and Europe. In Japan, however, we believe deflation must end for growth to normalize. Japan's fiscal stimulus program is likely to require continued massive bond issuance, which would likely exert upward pressure on bond yields.

* Weightings represent percentages of net assets as of the dates indicated. The Funds portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT                             STRATEGIC GLOBAL INCOME FUND, INC.



DURATION STRATEGY AND MARKET ALLOCATION

Presently, the Fund's global duration is roughly 4.3 year--shorter than the WGBI. This setting primarily reflects the Funds lack of exposure in the Japanese government bond market.

Duration in the U.S. remains slightly longer than in the WGBI. Fund duration in the U.K. is short, based on extreme valuations in longer maturity bonds and also in Europe, based on our belief that the European Central Bank must continue to raise rates at this stage in Europe's business cycle. The Fund has no exposure to Japanese government bonds.

CURRENCY STRATEGY

The Fund's exposure to the euro hurt absolute performance over the semiannual period. Prospects for euro appreciation looked good to us last fall. We believed the euro would appreciate based on an outlook for accelerating cyclical growth in Europe, a deteriorating U.S. current-account deficit and increasing volatility in the U.S. equity markets. Although each of these trends did develop in the ensuing months, the euro weakened nevertheless.

Cyclically, Europe is recovering--its economy doesn't appear vulnerable to financial shocks nor does it have a current-account deficit. Based on many traditional measures, the euro is undervalued and should recover. The Funds exposure to the euro and related currencies was about 24.3% as of period-end. We don't want to hedge substantially more unless we are convinced the currency will continue to fall, because we believe a reversal in the euro from present levels could be substantial and quick.

CREDIT AND EMERGING MARKET STRATEGY

After the crisis of 1998, the emerging market debt sector has enjoyed a period of steadily appreciating prices with relatively few episodes of price correction. Credit developments generally have been positive. Brazil has achieved the targets specified in its International Monetary Fund program. Mexico's macroeconomic performance has remained stable enough to earn an investment grade rating from Moody's, and higher oil prices have contributed to improved balance of payments performance for many countries within the sector.

However, present valuations are not without risks. We believe such risks include the escalating civil war in Colombia and related risks to the Andean region. The continuing recession in Argentina--and the lack of policy responses available to the government to prevent further deterioration in its fiscal accounts-- ultimately threatens the country's ability to continue to meet its debt obligations, especially in the context of rising U.S. interest rates.

The overall global recovery with as yet only moderate inflation continues to present a favorable background for the emerging market debt sector. We continue to maintain core holdings in stable or improving credits such as Brazil, Morocco and Mexico, although we reduced positions in Mexican sovereign debt after price appreciation.

STRATEGIC GLOBAL INCOME FUND, INC.                             SEMIANNUAL REPORT


     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on Strategic Global Income Fund, Inc. or a fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

Sincerely,

/s/ MARGO ALEXANDER                      /s/ BRIAN M. STORMS

MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.



/s/ STUART WAUGH

STUART WAUGH
Portfolio Manager
Strategic Global Income Fund, Inc.





This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended May 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

Strategic Global Income Fund, Inc.
Portfolio of Investments                                May 31, 2000 (unaudited)

  Principal
   Amount                                      Maturity          Interest
   (000)*                                       Dates             Rates          Value
 -----------                             -------------------- --------------  ------------

 LONG-TERM DEBT SECURITIES -- 85.51%
 Brazil -- 1.54%
 US$   1,500 Federal Republic of
              Brazil..................         05/15/27           10.125%     $  1,128,750
 US$   3,421 Federal Republic of
              Brazil, DCB.............         04/15/12            7.437+        2,446,015
                                                                              ------------
                                                                                 3,574,765
                                                                              ------------
 Bulgaria -- 1.44%
 US$   5,000 Republic of Bulgaria,
              FLIRB...................         07/28/12            2.750#        3,362,500
                                                                              ------------
 Canada -- 2.30%
       7,935 Government of Canada.....         09/01/01            7.000         5,343,342
                                                                              ------------
 El Salvador -- 1.26%
 US$   2,870 Republic of El
              Salvador(6).............         08/15/06            9.500         2,941,750
                                                                              ------------
 Germany -- 3.41%
       9,250 Federal Republic of
              Germany.................   02/17/04 to 07/04/09 3.250 to 4.000     7,945,270
                                                                              ------------
 Hungary -- 1.11%
     700,000 Government of Hungary....         06/12/01           13.500         2,587,202
                                                                              ------------
 Italy -- 2.36%
       5,317 Republic of Italy........         04/01/04            8.500         5,496,091
                                                                              ------------
 Korea -- 1.24%
 US$   2,885 Republic of Korea........         04/15/08            8.875         2,892,213
                                                                              ------------
 Malaysia -- 1.93%
 US$   2,516 Petroliam Nasional
              Berhad..................         10/15/26            7.625         2,099,350
 US$   2,390 Republic of Malaysia.....         05/01/09            8.750         2,392,390
                                                                              ------------
                                                                                 4,491,740
                                                                              ------------
 Mexico -- 8.91%
 US$   1,690 Coca Cola Femsa, S.A. de
              C.V. ...................         11/01/06            8.950         1,622,400
 US$   3,125 Mexican Multi-Year
              Refinance Loan
              Participation
              (Salomon Brothers)(2)(6).        03/20/05            7.000+        2,968,750
 US$   3,505 Pemex Finance Limited....         11/15/03            6.125         3,393,358
 US$   1,065 United Mexican States....         05/15/26           11.500         1,193,865
 US$   9,382 United Mexican States,
              DISC(3).................         12/31/19       7.603 to 7.313+    9,176,769
 US$   3,000 United Mexican States,
              PAR(4)..................         12/31/19            6.250         2,385,000
                                                                              ------------
                                                                                20,740,142
                                                                              ------------
 Morocco -- 3.37%
 US$   4,566 Kingdom of Morocco Loan
              Participation, Tranche A
              (JP Morgan)(2)(6).......         01/01/09            7.750+        4,040,862
 US$   4,286 Kingdom of Morocco Loan
              Participation, Tranche A
              (Salomon Brothers)(2)(6).        01/01/09            7.750+        3,792,857
                                                                              ------------
                                                                                 7,833,719
                                                                              ------------

Strategic Global Income Fund, Inc.

  Principal
   Amount                                     Maturity          Interest
   (000)*                                      Dates              Rates          Value
 -----------                            -------------------- ---------------  ------------

 LONG-TERM DEBT SECURITIES (continued)
 Netherlands -- 5.32%
      13,012 Government of
              Netherlands............   09/15/01 to 01/15/28 5.500 to 8.750%  $ 12,377,194
                                                                              ------------
 Panama -- 1.72%
 US$   4,384 Republic of Panama......         04/01/29            9.375          4,004,784
                                                                              ------------
 Poland -- 2.93%
      20,011 Republic of Poland......   06/12/02 to 02/12/03     12.000          4,137,693
 US$   3,060 Republic of Poland, PDI.         10/27/14            6.000#         2,677,500
                                                                              ------------
                                                                                 6,815,193
                                                                              ------------
 Russia -- 1.01%
 US$     289 Russian IAN(1)..........         12/15/15            6.906+            78,164
 US$   8,420 Russian Principal Loan
              (Chase
              Manhattan)(1)(2)(6)....         12/15/20            6.906+         2,262,875
                                                                              ------------
                                                                                 2,341,039
                                                                              ------------
 Trinidad & Tobago -- 1.95%
 US$   4,500 Republic of Trinidad &
              Tobago.................         10/01/09            9.875          4,545,000
                                                                              ------------
 Tunisia -- 1.66%
 US$   4,500 Banque Centrale de
              Tunisie................         09/19/27            8.250          3,870,000
                                                                              ------------
 Turkey -- 0.53%
 US$   1,194 Republic of Turkey......         11/05/04           11.875          1,225,343
                                                                              ------------
 United Kingdom -- 9.20%
      13,515 United Kingdom Gilt.....   08/27/02 to 12/07/03 6.500 to 10.000    21,407,031
                                                                              ------------
 United States -- 30.18%
       3,740 CIT Group Incorporated..         02/15/04            5.500          3,432,793
       5,700 Clorox Corporation......         07/15/01            8.800          5,795,025
       6,050 Federal National
              Mortgage Association...         09/15/09            6.625          5,692,421
       2,735 FMR Corporation.........         06/15/29            7.570          2,490,272
       6,000 Ford Motor Credit
              Corporation............         09/10/02            6.550          5,864,040
       6,000 General Motors
              Acceptance Corporation.         11/10/03            5.750          5,629,248
       2,182 HSBC Capital Funding,
              LLP....................         06/30/30!          10.176          2,196,408
       2,700 Lear Corporation........         05/15/05            7.960          2,485,450
       3,200 MGM Grand Incorporated..         02/01/05            6.950          2,933,658
       3,533 National Australia Bank.         05/19/10            7.434+         3,517,900
       2,825 U.S. Treasury Bonds.....         02/15/29            5.250          2,467,463
      13,368 U.S. Treasury Inflation
              Index Notes............   07/15/02 to 04/15/28      3.625         12,974,538
      12,495 U.S. Treasury Notes.....   05/15/05 to 11/15/27 6.125 to 6.750     12,407,436
       2,394 Wells Fargo Company.....         09/03/02            6.500          2,340,578
                                                                              ------------
                                                                                70,227,230
                                                                              ------------

---------
! Maturity date shown is callable date for perpetual rewriting securities.

Strategic Global Income Fund, Inc.

 Principal
   Amount                                         Maturity Interest
   (000)*                                          Dates    Rates      Value
 ----------                                       -------- -------- ------------

 LONG-TERM DEBT SECURITIES (concluded)
 Venezuela -- 2.14%
 US$  2,808 Republic of Venezuela...............  09/15/27   9.250% $  1,749,384
 US$  4,825 Republic of Venezuela, PAR(5).......  03/31/20   6.750     3,220,688
                                                                    ------------
                                                                       4,970,072
                                                                    ------------
 Total Long-Term Debt Securities (cost --
   $213,083,518).................................                    198,991,620
                                                                    ------------
 SHORT-TERM DEBT SECURITIES -- 8.04%
 Germany -- 2.67%
      6,677 Federal Republic of Germany.........  09/15/00   3.250     6,212,495
                                                                    ------------
 Spain -- 1.72%
      4,285 Kingdom of Spain....................  01/31/01   5.000     4,005,706
                                                                    ------------
 United States -- 3.65%
      3,500 Federal Home Loan Bank..............  08/09/00   5.710     3,493,910
      5,000 Federal Home Loan Mortgage
             Corporation Discount Note..........  06/09/00   6.572@    4,993,257
                                                                    ------------
                                                                       8,487,167
                                                                    ------------
 Total Short-Term Debt Securities (cost --
   $18,805,198)..................................                     18,705,368
                                                                    ------------
 REPURCHASE AGREEMENT -- 0.71%
      1,657 Repurchase Agreement dated 5/31/00
             with Dresdner Bank, collateralized
             by $1,661,000 U.S. Treasury Notes,
             6.000% due 08/15/00 (value --
              $1,690,234); proceeds: $1,657,292
             (cost -- $1,657,000)...............  06/01/00   6.350     1,657,000
                                                                    ------------
 Total Investments (cost -- $233,545,716) --
   94.26%........................................                    219,353,988
 Other assets in excess of other liabilities --
  5.74%..........................................                     13,366,847
                                                                    ------------
 Net Assets -- 100.00%...........................                   $232,720,835
                                                                    ============

---------
Note:The Portfolio of Investments is listed by the issuer's country of origin. *In local currency unless otherwise indicated.
!Maturity date shown is callable date for perpetual rewriting securities. DCBDebt Conversion Bond.
DISCDiscount Bond.
FLIRBFront-loaded Interest Reduction Bond.
IANInterest Accrual Note.
PARPar Bond.
PDIPast Due Interest Bond.
US$United States Dollars.
+Reflects rate at May 31, 2000 on variable coupon rate instruments.
#Reflects rate at May 31, 2000 on step coupon rate instruments.
@Interest rate shown is discount rate at date of purchase.
(1)Non-income producing security.
(2)Participation interest was acquired through the financial institution indicated parenthetically.
(3)With an additional 14,433 recoverable rights attached maturing on 06/30/03 with no market value.
(4)With an additional 3,000,000 recoverable rights attached maturing on 06/30/03 with no market value.
(5)With 24,125 oil warrants attached expiring on 04/15/20 with no market value.
(6)Illiquid securities representing 6.88% of net assets.

Strategic Global Income Fund, Inc.
FORWARD FOREIGN CURRENCY CONTRACTS

                                                                       Unrealized
                                                                      Appreciation
           Contracts to Deliver In Exchange For    Maturity Dates    (Depreciation)
           -------------------- --------------- -------------------- --------------
British
 Pounds..        6,599,000      US$  10,426,816       06/27/00         $  543,479
British
 Pounds..        2,741,000      US$   4,063,697       08/30/00            (47,135)
British
 Pounds..        2,675,000      US$   4,326,813       06/08/00            321,802
Euros....        6,182,000      US$   5,977,994       06/14/00            201,178
Euros....        6,170,000      US$   5,757,227       06/01/00             (3,702)
Polish
 Zloty...       16,000,000      US$   3,468,008       06/08/00           (166,206)
U.S.
 Dollars.        6,870,854      GBP   4,575,000 06/08/00 to 08/30/00      (14,157)
U.S.
 Dollars.       16,687,252      EUR  18,184,000 06/01/00 to 08/01/00      315,389
U.S.
 Dollars.        5,915,077      EUR   6,610,000       06/08/00            259,173
U.S.
 Dollars.        6,151,708      EUR   6,182,000       06/14/00           (374,893)
U.S.
 Dollars.        7,908,749      JPY 860,732,644 06/08/00 to 06/19/00      108,142
U.S.
 Dollars.        3,015,307      JPY 323,844,000       07/24/00             21,927
                                                                       ----------
                                                                       $1,164,997
                                                                       ==========

---------
Currency Type Abbreviations:
GBP- British Pounds
EUR- Euros
JPY- Japanese Yen
US$- United States Dollars

Investments by Type of Issuer

                                                             Percentage of Net
                                                                   Assets
                                                            --------------------
                                                            Long-term Short-term
                                                            --------- ----------
Government and other public issuers........................   65.92%     8.04%
Repurchase Agreement.......................................      --      0.71
Financial..................................................   13.68        --
Consumer Products..........................................    2.49        --
Oil/Gas....................................................    1.46        --
Gaming.....................................................    1.26        --
Industrial.................................................    0.70        --
                                                              -----      ----
                                                              85.51%     8.75%
                                                              =====      ====

                 See accompanying notes to financial statements

Strategic Global Income Fund, Inc.
Statement of Assets and Liabilities                     May 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost -- $233,545,716)....... $219,353,988
Cash.............................................................    8,479,014
Interest receivable..............................................    4,293,147
Unrealized appreciation on forward currency contracts............    1,771,090
Other assets.....................................................       15,475
                                                                  ------------
Total assets.....................................................  233,912,714
                                                                  ------------
Liabilities
Unrealized depreciation on forward currency contracts............      606,093
Payable for shares of capital stock repurchased..................      170,919
Payable to affiliates............................................      196,253
Accrued expenses and other liabilities...........................      218,614
                                                                  ------------
Total liabilities................................................    1,191,879
                                                                  ------------
Net Assets
Capital stock -- $0.001 par value; total authorized shares --
  100,000,000; 21,407,128 shares issued and 19,181,428 shares outstanding.....................................................  259,264,956
Distributions in excess of net investment income.................   (3,973,170)
Accumulated net realized losses from investment transactions.....   (9,302,165)
Net unrealized depreciation of investments, other assets,
 liabilities and forward contracts denominated in foreign
 currencies......................................................  (13,268,786)
                                                                  ------------
Net assets....................................................... $232,720,835
                                                                  ============
Net asset value per share........................................       $12.13
                                                                  ============


                 See accompanying notes to financial statements

Strategic Global Income Fund, Inc.
Statement of Operations

                                                                      For the
                                                                     Six Months
                                                                        Ended
                                                                    May 31, 2000
                                                                    (unaudited)
                                                                    ------------
Investment Income:
Interest (net of foreign withholding taxes of $418)................ $ 9,270,191
                                                                    -----------
Expenses:
Investment advisory and administration.............................   1,215,857
Custody and accounting.............................................     111,291
Legal and audit....................................................      54,995
Reports and notices to shareholders................................      51,253
Transfer agency fees...............................................      11,367
Directors' fees....................................................       5,250
Other expenses.....................................................      21,208
                                                                    -----------
                                                                      1,471,221
                                                                    -----------
Net Investment Income..............................................   7,798,970
                                                                    -----------
Realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
 Investment transactions...........................................      20,626
 Foreign currency transactions.....................................  (6,747,988)
Net change in unrealized appreciation/depreciation of:
 Investments.......................................................    (215,774)
 Other assets, liabilities and forward contracts denominated in
  foreign currencies...............................................   1,265,709
                                                                    -----------
Net realized and unrealized loss from investment activities........  (5,677,427)
                                                                    -----------
Net increase in net assets resulting from operations............... $ 2,121,543
                                                                    ===========

                 See accompanying notes to financial statements

Strategic Global Income Fund, Inc.
Statement of Changes in Net Assets

                                                   For the
                                                  Six Months
                                                    Ended        For the Year
                                                 May 31, 2000        Ended
                                                 (unaudited)   November 30, 1999
                                                 ------------  -----------------
From operations:
Net investment income........................... $  7,798,970    $ 16,572,563
Net realized gains (losses) on investment
 transactions...................................       20,626      (1,979,656)
Net realized losses from foreign currency
 transactions...................................   (6,747,988)     (3,570,431)
Net change in unrealized
 appreciation/depreciation of:
 Investments....................................     (215,774)    (12,254,397)
 Other assets, liabilities and forward contracts
  denominated in foreign currencies.............    1,265,709        (265,458)
                                                 ------------    ------------
Net increase (decrease) in net assets resulting
 from operations................................    2,121,543      (1,497,379)
                                                 ------------    ------------
Dividends and distributions to stockholders
 from:
Net investment income...........................  (11,742,489)    (10,003,872)
Paid in capital.................................           --     (11,342,923)
                                                 ------------    ------------
                                                  (11,742,489)    (21,346,795)
                                                 ------------    ------------
Capital stock transactions:
Cost of shares repurchased......................   (5,573,435)    (15,736,019)
                                                 ------------    ------------
Net decrease in net assets......................  (15,194,381)    (38,580,193)
Net Assets:
Beginning of period.............................  247,915,216     286,495,409
                                                 ------------    ------------
End of period................................... $232,720,835    $247,915,216
                                                 ============    ============



                 See accompanying notes to financial statements

Notes to Financial Statements (unaudited)
Organization and Significant Accounting Policies
 Strategic Global Income Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 15, 1991 and is registered with the Securities and Ex-change Commission as a closed-end, non-diversified management investment compa-ny.
 The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assump-tions that affect the reported amounts and disclosures in the financial state-ments. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
 Valuation of Investments--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market quotations for its securities from independent pricing services and broker-dealers. Independent pricing services use last reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are val-ued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the pri-mary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a mar-ket value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The am-ortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies are valued based on the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.
 Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur be-tween the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.
 Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including ac-crued interest, is at least equal to the repurchase price. In the event of de-fault of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under cer-tain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral

Notes to Financial Statements (unaudited) may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.
 Investment Transactions and Investment Income--Investment transactions are re-corded on the trade date. Realized gains and losses from investments and for-eign exchange transactions are calculated on the identified cost method. Inter-est income is recorded on an accrual basis. Discounts are accreted as adjust-ments to interest income and the identified cost of investments.
 Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and
(2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.
 Although the Fund's investments denominated in foreign currencies are pre-sented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when deter-mining the gain or loss upon the sale or maturity of foreign currency-denomi-nated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income in accordance with fed-eral income tax regulations.
 Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to enhance income, in connection with planned purchases or sales of securities and to hedge the value of portfolio securities denominated in a particular currency.
 The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or main-tain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as pro-vided in (1) above, as marked to market daily.
 Risks may arise upon entering into forward contracts from the potential in-ability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
 Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.
 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and dis-tributions from realized capital gains are determined in accordance with fed-eral income tax regulations, which may differ from generally accepted account-ing principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their fed-eral tax-basis treatment; temporary differences do not require reclassifica-tion.

Notes to Financial Statements (unaudited)
Concentration of Risk
 Investing in securities of foreign issuers and currency transactions may in-volve certain considerations and risks not typically associated with invest-ments in the United States. These risks include revaluation of currencies, ad-verse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific in-dustry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. compa-nies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments par-ticular to a specific industry, country or region.
Investment Adviser and Administrator
 The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. At May 31, 2000, the Fund owed Mitchell Hutchins $196,253 in investment advisory and administration fees.
Security Lending
 The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government se-curities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accord-ingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in re-covery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the bor-rower plus reasonable administrative and custody fees. For the six months ended May 31, 2000, PaineWebber earned $57 in compensation as the Fund's lending agent, and the Fund earned compensation of $171 net of fees, rebates and ex-penses. At May 31, 2000, there were no securities on loan. PaineWebber has been approved as a borrower under the Fund's securities lending program.
Investments in Securities
 For federal income tax purposes, the cost of securities owned at May 31, 2000, was substantially the same as the cost of securities for financial statement purposes.
 At May 31, 2000, the components of net unrealized depreciation of investments were as follows:

  Gross appreciation (investments having an excess value over cost)......................................................... $  4,351,523
  Gross depreciation (investments having an excess of cost over value)........................................................  (18,543,251)
                                                                  ------------
  Net unrealized depreciation of investments..................... $(14,191,728)
                                                                  ============

 For the period ended May 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $54,493,247 and $69,156,237, respectively.
Capital Stock
 There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 19,181,428 shares outstanding at May 31, 2000, Mitchell Hutchins owned 11,525 shares.

Notes to Financial Statements (unaudited)
 For the six months ended May 31, 2000, the Fund repurchased 549,200 shares of common stock at an average market price per share of $10.09 and a weighted av-erage discount from net asset value of 18.17% per share.
 For the period September 17, 1998 (commencement of repurchase program) through May 31, 2000, the Fund repurchased 2,225,700 shares of common stock at an aver-age market price per share of $10.87 and a weighted average discount from net asset value of 15.40% per share. At May 31, 2000, paid-in-capital was reduced by the cost of $24,329,090 of capital stock repurchased.
Federal Income Tax Status
 The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year sub-stantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

 At November 30, 1999, the Fund had a net capital loss carry of $1,988,585 which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire by November 30, 2007. To the extent that such losses are used to offset future capital gains, it is probable that these gains will not be distributed.

Strategic Global Income Fund, Inc.
Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

                            For the
                           Six Months
                             Ended           For the Years Ended November 30,
                          May 31, 2000 -------------------------------------------------
                          (unaudited)    1999       1998      1997      1996      1995
                          ------------ --------   --------  --------  --------  --------
Net asset value,
 beginning of period....    $  12.56   $  13.55   $  14.03  $  14.42  $  13.41  $  13.07
                            --------   --------   --------  --------  --------  --------
Net investment income...        0.41       0.81@      0.94      1.09      1.12      1.19
Net realized and
 unrealized gains
 (losses) from
 investments and
 foreign currency.......       (0.30)     (0.89)@    (0.02)    (0.36)     1.12      0.27
                            --------   --------   --------  --------  --------  --------
Net increase (decrease)
 from investment
 operations.............        0.11      (0.08)     (0.92)     0.73      2.24      1.46
                            --------   --------   --------  --------  --------  --------
Dividends from net
 investment income......       (0.60)     (0.48)     (0.87)    (0.96)    (1.19)    (1.12)
Distributions from net
 realized gains from
 investment
 transactions...........       --         --         (0.49)    (0.16)    (0.04)    --
Distributions from paid-
 in-capital.............       --         (0.56)     (0.06)    --        --        --
                            --------   --------   --------  --------  --------  --------
Total dividends and
 distributions to
 stockholders...........       (0.60)     (1.04)     (1.42)    (1.12)    (1.23)    (1.12)
                            --------   --------   --------  --------  --------  --------
Net increase in net
 asset value resulting
 from repurchase of
 common stock...........        0.06       0.13       0.02     --        --        --
                            --------   --------   --------  --------  --------  --------
Net asset value, end of
 period.................    $  12.13   $  12.56   $  13.55  $  14.03  $  14.42  $  13.41
                            ========   ========   ========  ========  ========  ========
Market value, end of
 period.................    $   9.75   $  10.00   $  11.75  $  11.94  $  12.25  $  11.25
                            ========   ========   ========  ========  ========  ========
Total investment return
 (1)....................        3.51%     (6.41)%    10.66%     6.67%    20.80%    11.81%
                            ========   ========   ========  ========  ========  ========
Ratios/Supplemental
 data:
Net assets, end of
 period (000's).........    $232,721   $247,915   $286,495  $300,369  $308,714  $287,159
Expenses to average net
 assets.................        1.21%*     1.17%      1.16%     1.20%     1.21%     1.24%
Net investment income to
 average net assets.....        6.41%*     6.21%      6.82%     7.63%     8.14%     9.20%
Portfolio turnover rate.          26%        58%       120%      134%      111%      121%

---------
 * Annualized.
@ Calculated using average shares outstanding for the year.
(1) Total investment return is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Fund's Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one year has not been annualized.

Strategic Global Income Fund, Inc.
General Information (unaudited)

The Fund
 Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Ex-change, Inc. ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which had approximately $68.5 billion in assets under management as of June 30, 2000.
Shareholder Information
 The Fund's NYSE trading symbol is "SGL." Comparative net asset value and mar-ket price information about the Fund is published weekly in The Wall Street Journal, New York Times and Barron's, as well as numerous other publications.
 An annual meeting of shareholders of the Fund was held on May 25, 2000. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; Ernst & Young LLP was ratified as independent auditors for the Fund for the fiscal year ended November 30, 2000; and a shareholder proposal to urge the Fund's board to promptly conduct a tender offer for at least 20% of the Fund's outstanding shares at net asset value was not approved. Proposal 1

                                                                      Shares
                                                     Shares Voted    Withhold
                                                         For         Authority
                                                    -------------- -------------
1. To vote for or against the election of:
Margo N. Alexander................................. 17,126,108.580 1,295,896.689
Richard Q. Armstrong............................... 17,121,639.580 1,300,365.689
E. Garrett Bewkes, Jr. ............................ 17,096,657.580 1,325,347.689
Richard R. Burt.................................... 17,130,921.580 1,291,083.689
Mary C. Farrell.................................... 17,127,434.580 1,294,570.689
Meyer Feldberg..................................... 17,138,087.535 1,283,917.734
George W. Gowen.................................... 17,102,898.580 1,319,106.689
Frederic V. Malek.................................. 17,115,453.580 1,306,551.689
Carl W. Shafer..................................... 17,120,513.580 1,301,491.689
Brian M. Storms.................................... 17,127,146.580 1,294,858.689

Strategic Global Income Fund, Inc.
Proposal 2

                                            Shares       Shares      Shares
                                            Voted       Withhold      Voted
                                             For        Authority    Against
                                        -------------- ----------- -----------
2. Ratification of the selection of
 Ernst & Young LLP as independent
 auditors for the fiscal year ending
 November 30, 2000..................... 17,703,831.252 299,048.676 419,125.341

Proposal 3

                                            Shares
                            Shares Voted     Voted    Shares Voted    Broker
                                 For        Abstain      Against    Non-Votes
                            ------------- ----------- ------------- ----------
3. To vote for or against
 the shareholder proposal
 regarding a tender offer.. 3,234,434.194 536,797.514 4,617,664.561 10,033,109

Dividend Reinvestment Plan
 The Fund has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other dis-tributions on their shares automatically reinvested in additional shares, un-less such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such bro-ker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.
 A stockholder may elect not to participate in the Plan or may terminate par-ticipation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate par-ticipation in the Plan, until such election is changed, will be deemed an elec-tion by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.
 Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The num-ber of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage com-missions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The auto-matic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.
 Additional information regarding the Plan may be obtained from, and all corre-spondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

Strategic Global Income Fund, Inc.

Distribution Policy
 Effective January 2000, the Fund's board has revised the Fund's managed dis-tribution policy. The Fund will make regular monthly distributions at an annualized rate equal to 10% of the Fund's net assets value, as determined as of the last day on which the NYSE is open for trading during the first week of the month (usually a Friday, unless the NYSE is closed that Friday). Prior to January 2000, the Fund's managed distribution was 8% of the Fund's net assets value as determined as of the last trading day during the first week of the month. Prior to May 13, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.
 To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset val-ue, the Fund would distribute the excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.
 Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year, and the Fund has received an exemptive order from the Securities and Exchange Commission to permit this. The Fund's board will annually reassess the annualized percentage of net assets at which the Fund's monthly distribution will be made.

DIRECTORS
E. Garrett Bewkes, Jr.                 Meyer Feldberg
Chairman                               George W. Gowen
Margo N. Alexander                     Frederic V. Malek
Richard Q. Armstrong                   Carl W. Schafer
Richard R. Burt                        Brian M. Storms
Mary C. Farrell


PRINCIPAL OFFICERS
Margo N. Alexander                     Paul H. Schubert
President                              Vice President and Treasurer

Dianne E. O'Donnell                    Dennis L. McCauley
Vice President and Secretary           Vice President

                                       Stuart Waugh
                                       Vice President

INVESTMENT ADVISER
AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019




Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

---------------------------
STRATEGIC

GLOBAL

INCOME

FUND, INC.



SEMIANNUAL REPORT



MAY 31, 2000


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